IDEX Mutual Funds

Supplement dated December 15, 2003 to Statement of Additional Information (“SAI”) dated March 1, 2003, as previously supplemented March 12, 2003 and June 30, 2003

Please read this Supplement carefully and retain it for future reference

The following information amends the SAI and supercedes any prior supplemental information, as indicated.

The last paragraph of the section titled “Purchase of Shares” on page 83 of the SAI is hereby amended to read as follows:

In addition to those categories of investors who qualify for reductions or waivers of sales charges and/or redemption charges in connection with transactions in shares of IDEX funds as discussed in the IDEX prospectus, investors who purchase Class A shares of IDEX funds with the proceeds from the redemption within the preceding 60 days of shares of any other load mutual fund (i.e., a mutual fund that deducts a sales charge from purchase payments or a deferred sales charge upon redemption) may qualify for a waiver or reduction of sales charges only if their broker-dealer has entered into a specific agreement with AFSG that expressly provides for reductions or waivers of sales charges in connection with such purchases of Class A shares of IDEX funds. Shareholders whose investments are exchanged from one class of shares of an IDEX fund to another class of shares of the same IDEX fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.Investors are advised to ask their broker-dealer about the availability of such reductions or waivers of sales charges and/or redemption charges.